UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          November 9, 2007

USA TRUCK, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-19858	71-0556971
(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Industrial Park Road
Van Buren, Arkansas	72956
(Address of Principal Executive Offices)	(Zip Code)

(479) 471-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 9, 2007, USA Truck, Inc. announced that Brandon Cox, Senior Vice President, Marketing, resigned his position with the Company, effective November 30, to pursue a career in his family’s business. Mr. Cox’s position will not be replaced, but will be consolidated with operations as part of an organizational realignment to more efficiently coordinate the efforts of the Company’s sales, customer service and operations functions. The combined responsibilities are being assumed by Mr. Garry Lewis, Senior Vice President, Operations.

Additional information regarding these matters are contained in the Company’s press release dated November 9, 2007, which is filed as Exhibit 99.1 to this report and incorporated by reference in this Item 5.02.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 News release issued by the Registrant on November 9, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Truck, Inc.
(Registrant)

Date:	November 9, 2007	/s/ Clifton R. Beckham
Clifton R. Beckham
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	News release issued by the Registrant on November 9, 2007